Exhibit 99.2

Form of Commercial Lease

GrowGeneration Rhode Island Corp.

510 Wilson St. Brewer, Maine

THIS COMMERCIAL LEASE made this 1st day of December, 2018, by and between Spain Enterprises, LLC, a Maine Limited Liability Company with a mailing address of 671 North Main St. Brewer, Maine 04412, hereinafter referred to as “Landlord”, and GrowGeneration Rhode Island Corp, with a Mailing address of 1000 West Mississippi Ave. Denver Colorado 80223, hereinafter referred to as “Tenant”.

W I T N E S S E T H

WHEREAS, the Landlord owns the property at 510 Wilson Street, Brewer, Maine; and

WHEREAS, the Tenant wishes to rent a portion of the property at 510 Wilson Street, Brewer, Maine; and

WHEREAS, the Landlord and Tenant have agreed upon all of the terms and conditions of a Lease.

NOW, THEREFORE,

based upon all of the foregoing and other valuable considerations, it is agreed by and between the Landlord and Tenant as follows:

1. Premises: The Landlord hereby leases and lets unto the Tenant_seventy two hundred (7,200) square feet located in the building situated at 510 Wilson Street, Brewer, Maine, and more fully shown in orange on Exhibit A, attached hereto and made a part hereof, subject to the terms and conditions of this Lease and are hereinafter referred to as the “Leased Premises” or the “Demised Premises”. Also hereby leased to the Tenant are the parking lot and common area that are to be used in common with Landlord and other tenants on the Landlord’s property.

The Landlord leases the Premises in an “as is” condition except as hereinafter set forth in this Lease. Landlord has made no representations and Tenant is not relying upon any representations about the Leased Premises. Tenant has conducted Tenant’s own due diligence inquiries in respect to the Leased Premises and is satisfied with the results prior to signing this Lease.

2. Term: The term of this Lease shall be for a term of _five (5) years, three (3) months beginning December 1, 2018, and ending February 28, 2023, unless the option to extend the term is exercised as hereinafter provided or the Lease is terminated as provided herein.

3. Rent: The Tenant shall pay the Landlord rent during the first year of the term in the amount of Fifty thousand forty dollars ($6.95/sf NNN)_ ($50,040), payable in twelve (12) equal installments of four thousand one hundred seventy ($4,170_), in advance, on the first day of each month beginning March 1, 2019. On the first day of the renewal term, the rent shall be adjusted so that the annual rent shall be that for the prior year, plus an adjustment of fifteen percent (15%) over the prior year.

In the event the Tenant fails to pay the Landlord the monthly rent within seven (7) days after it is due, the Landlord, at Landlord’s discretion, may charge the Tenant a four percent (4%) late fee in addition to the rent.

4. Term Extension: Tenant has option for one five (5) year renewal option. Tenant shall give the Landlord sixty (6o) days’ notice prior to the end of the initial term of its intent to renew or not to renew the Lease. Said extension shall be subject to the terms and conditions of this Lease.

5. Security Deposit for First Month’s Rent: The Tenant shall pay the Landlord a non-refundable security deposit of_four thousand one hundred seventy dollars ($4,170) for the first months’ rent.

6. Personal Property Taxes and Insurance: The Tenant shall be responsible for paying the personal property taxes assessed by the City of Brewer, at Tenant’s expense, when due. Tenant shall be responsible for maintaining liability insurance, at Tenant’s expense, by a company licensed to do business in the State of Maine in accordance with Section 10 of this Lease.

7. Use and Possession of the Demised Premises: The Tenant shall use the Demised Premises for Retail sales of indoor growing supplies, uses that are permitted under the City of Brewer, Maine, Land Use Code (Chapter 24, Article 3, Section 306.5 of its Codes and Ordinances) that do not directly or indirectly compete with any other current tenant of the Landlord’s property located at 510 Wilson Street in said Brewer of which the Demised Premises are a part. No other use of the Demised Premises shall be used without the express written consent of the Landlord. The Tenant shall have access to the Demised Premises to make the improvements upon reasonable notice to the Landlord, and shall have exclusive possession as of March 1, 2019, subject to the terms and conditions of this Lease, subject to the terms and conditions of Section 12 of this Lease.

8. Improvements and Alterations: It is agreed by and between the Landlord and Tenant that the improvements set forth on Exhibit B, a copy of which is attached hereto and made a part hereof, shall be made to the Demised Premises. All improvements shall be installed in a good and workmanlike manner and completed prior to rent commencement. All improvements, except trade fixtures, shall become the exclusive property of the Landlord upon the termination of this Lease, without compensation to the Tenant. Any trade fixtures shall be removed by the Tenant prior to the end of the initial term or extension of the Lease and Tenant shall repair any damage at Tenant’s expense. Any trade fixtures remaining thereafter will be removed by the Landlord, at the Tenant’s expense or retained by the Landlord as its exclusive property, at its sole option, without compensation to the Tenant. No other improvements and alterations shall be made, except with the written permission of the Landlord.

The Tenant shall not allow any lien to be placed against the Demised Premises. In the event a lien is placed upon the Demised Premises, the Tenant shall deposit the amount in dispute with a Court having jurisdiction or into an escrow account with a third party and promptly have the lien released by the lienholder. In the event the Landlord has to defend any lien claim, the Tenant shall be responsible to promptly pay for the Landlord’s attorney fees, expert fees, costs and any judgment as the result of said lien.

9. Utilities: The Tenant shall be responsible, at Tenant’s expense, for all separately metered utilities, including but not limited to, heat, air conditioning, electricity, telephone, internet service and security used in connection with the Demised Premises. Sewer and water to be included in the CAM. All utility bills shall be promptly paid when due by the Tenant.

10. Insurance: The Tenant shall maintain, during the initial term of this Lease and any extension thereof, at Tenant’s own expense, comprehensive general liability insurance with a company licensed to do business in the State of Maine, which shall name the Landlord as an additional insured, at no expense to the Landlord, as well as the Tenant as their respective interests may appear against all claims for injuries to persons, including death, occurring on or about the Demised Premises in the amount of at least One Million Dollars ($1,000,000.00) in the event of injury or death of one (1) person and in the amount of at least Three Million Dollars ($3,000,000.00) for any one (i) accident and against all claims for damages to or loss of property occurring in or about the Demised Premises in the amount of One Hundred Thousand Dollars ($100,000.00) which shall contain a provision providing for no subrogation rights against the Landlord. Within ten (10) days from the date of this Lease, Tenant shall furnish the Landlord with certificates of such insurance, and prior to the expiration of such insurance policies, the Tenant shall furnish the Landlord with certificates of insurance for renewal policies replacing any insurance policies which are about to expire, and shall furnish the Landlord with satisfactory evidence of payment of any premiums as they may fall due. Such insurance shall be non-cancelable with respect to the Landlord’s interest without at least thirty (30) days prior notice to the Landlord. The Tenant, at Tenant’s expense, shall carry all risk personal liability tenant’s insurance. The Landlord shall maintain general liability insurance with at least the above limits on the common areas, as well as fire insurance and extended coverage and/or all risk insurance coverage, as the Landlord may determine, for the replacement cost of the building or buildings and improvements located on said property as shown on said Exhibit A. The Tenant, at Tenant’s expense, shall also maintain business interruption insurance with a company licensed to do business in the State of Maine in such amount as required to cover the rents payable to the Landlord by the Tenant, provided such insurance is reasonably available. In the event such insurance is not reasonably available, the Tenant, at Tenant’s expense, shall maintain business interruption insurance with a company licensed to do business in the State of Maine in an amount necessary to cover Tenant’s monetary obligations under the terms of this Lease.

11. Signs: The Tenant shall only erect such signs on the Demised Premises as may be approved by the Landlord in writing, such approval not to be unreasonably withheld. With Landlord written approval, signage may be placed on exterior facade of building and on pylon, per city code. Any signs which violate any agreement between the Landlord and third parties are prohibited. Upon the termination of this Lease, Tenant shall remove Tenant’s signs and repair the surface to which they were affixed to the satisfaction of the Landlord.

If the Tenant fails to remove Tenant’s signs in accordance with the terms of this paragraph, the Landlord shall have them removed and shall repair the surface to which they were attached. The cost of said removal and repair shall be billed to the Tenant.

During the term of this Lease and any extensions thereof, the Tenant, at Tenant’s expense, agrees to remove and relocate Tenant’s signs, upon notice to it by the Landlord, in the event the Landlord renovates the building of which the Demised Premises are a part.

12. Quiet Enjoyment: The Tenant, upon performance of all the terms and conditions of this Lease, shall at all times during the initial terms of this Lease and any extension thereof peacefully and quietly have and hold and enjoy the Leased Premises, free from all unreasonable disturbances from the Landlord and from any other person claiming through the Landlord. The Landlord warrants that it has good right and title to lease the Demised Premises and common areas, but has advised the Tenant that a mortgage may be placed on the property of which the Demised Premises are a part of.

13. Repairs, Alterations, Betterments and Improvements:

(a) Landlord shall repair and maintain, at the Landlords cost and expense, the roof, structure, and heating mechanicals installed by Landlord. Landlord shall contract and manage seasonal services. Seasonal services are included in Common Area Maintenance and the Landlord is reimbursed by the tenants. Any special repairs, alterations, betterments and improvements needed by the Tenant shall be the Tenant’s responsibility at Tenant’s expense.

(b) Tenant shall keep and maintain, the interior of the Demised Premises, including but not limited to the sprinkler, heating, ventilating, and air conditioning systems, any special repairs, alterations, betterments and improvements it installed, the portions of the plumbing and electrical systems for its use and glass, including that in windows and doors, in good order, repair and condition and shall replace any glass which may be injured or broken with glass of the same quality. Tenant is responsible, at its own expense, garbage removal, the maintenance of light fixtures and door hardware, glass, pluming within the premises, and keeping the premise in a clean safe condition.

(c) Landlord shall make any interior repairs or redecorations to the Demised Premises required because of damage due to roof leakage or the settling of the building of which the Demised Premises are a part, or because of any act of omission, default or negligence of Landlord, its employees, agents, licensees or contractors.

(d) Landlord shall make all structural repairs, alterations and additions which may be required by any laws, ordinances, orders or regulations of any public authority having jurisdiction over the Demised Premises, except that Tenant shall make all such repairs, alterations and additions required by any special use of the Demised Premises by Tenant.

(e) Tenant shall have the right, at Tenant’s expense, from time to time, to redecorate the Demised Premises and to make such nonstructural alterations and changes to the interior of the Demised Premises as it shall deem expedient or necessary for Tenant’s purposes; provided however, that such alterations and changes shall be done in a good and workmanlike manner.

(f) No major exterior structural alterations, betterments or improvements shall be made to the Demised Premises by the Tenant without the express written consent of the Landlord. Tenant may, at Tenant’s expense, make alterations, betterments and improvements to the interior of the Demised Premises without the Landlord’s permission so long as (1) the said alterations, betterments and improvements do not affect the structural condition of the building in which the Demised Premises is located; (2) do not diminish the value of the Demised Premises or building; and (3) do not cost more than Two Thousand Five Hundred Dollars ($2,500.00) to complete.

Tenant will be responsible for obtaining all necessary building permits, complying with all governmental regulations and paying the expenses in connection therewith. Tenant will take necessary steps to insure that no mechanics’ liens are filed against the property by contractors or material men and, if any lien is filed, the Tenant will, within fifteen (15) days, remove said lien or provide a bond which guarantees payment and removal of said lien.

(g) Alterations, improvements, betterments and repairs of any nature made at the Tenant’s expense shall become the exclusive property of the Landlord at the termination of this Lease without any compensation by the Landlord to the Tenant.

(h) The landlord shall pay for the annual inspection of the fire alarm and sprinlder systems and the Tenant shall be responsible for maintaining it, at Tenant’s expense, in accordance with applicable laws, codes and ordinances. Tenant shall be responsible for the yearly service and inspection of the fire extinguishers.

(i) The Tenant shall be responsible, at Tenant’s expense, for all maintenance and repairs to the Demised Premises, including related equipment, except as hereinbefore provided in this Section.

14. Outside Storage and Dumpster: The Tenant shall have no dumpster or storage outside of the Demised Premises except for a dumpster which will be located in a location to be determined by Landlord. .

All outside storage areas and dumpster permitted by the Landlord shall be kept neat, clean and odor free at all times. In the event the Tenant fails to immediately eliminate any odor or mess from the outside storage area or dumpster upon notice from Landlord, the Landlord may enter upon the Premises and eliminate the odor or mess. The Tenant will immediately pay the Landlord for the cost of eliminating the odor or mess upon presentation of a bill.

15. Real Estate Taxes: Tenant will pay to Landlord as additional rent hereunder, in accordance with this Lease, their pro-rata share of all real estate taxes on the land and buildings of which the Leased Premises are a part in each year of the term of this Lease or any extension thereof and proportionately for any part of a fiscal year in which this Lease commences or ends. If Landlord obtains an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to Tenant. 2019 pro-rata share estimate is $0.93sf/yr.

16. Common Area Maintenance (CAMs): Tenant is responsible for their pro-rata share of Common Area Maintenance. 2019 pro-rata share estimate is $0.33/sf/yr.

During each year of the term of this Lease, Tenant shall make monthly payments to Landlord, as additional rent for Tenant’s share of the estimated real estate, taxes and operating expenses for the then current year in accordance with this Lease. Said estimated monthly payments shall be made along with base rent payments and other payments and shall be equal to one-twelfth (1/12) of Tenant’s annualized share of Landlord’s real estate taxes and operating expenses for the current year. After the end of each calendar year, Landlord shall deliver to Tenant a statement showing the amount of such real estate taxes and operating expenses also showing Tenant’s share of the same. Tenant shall, within thirty (30) days after such delivery, pay Tenant’s share to Landlord, as additional rent, less any estimated payments. If the estimated payments exceed Tenant’s share, then the excess shall be applied to the next year’s monthly payments for estimated increases.

Common area maintenance fees and other fees relating to the Demised Premises shall be adjusted annually for the second and subsequent years of the initial term and any renewal term. Said payments shall be made on the first day of each month along with the rent, in advance. Any adjustments over the monthly estimates shall be paid at the end of each Lease year.

17. Compliance with Laws: Tenant agrees to conform to the following provisions during the entire term of this Lease: (i) Tenant shall not injure or deface the Leased Premises, building of which the Demised Premises are a part, or the property on which the Demised Premises are located; (ii) No auction sale, inflammable fluids, chemicals, nuisance, objectionable noise, or odor shall be permitted on the Leased Premises; (iii) Tenant shall not permit the use of the Leased Premises for any purpose other than set forth herein or any use thereof which is improper, offensive, contrary to law or ordinance, or liable to invalidate or increase the premiums for any insurance on the building or its contents or liable to render necessary any alterations or additions to the building; and (iv) Tenant shall not obstruct in any manner any portion of the building not hereby demised or the sidewalks or approaches to said building or any inside or outside windows or doors. Tenant shall observe and comply with all codes, ordinances, laws, regulations and other governmental or quasi-governmental orders or inspections affecting Tenant, the Leased Premises and/or Tenant’s use and all reasonable rules and security regulations now or hereafter made by Landlord for the care and use of the Leased Premises, the building, its facilities and approaches. Tenant, at Tenant’s expense, agrees to keep the Leased Premises equipped with all safety appliances and make all accessibility alterations, improvements or installations to the building, and/or accommodations in Tenant’s use thereof required by law or any public authority as a result of Tenant’s use or occupancy of the premises or Tenant’s alterations or additions thereto, which alterations, improvements and installations shall be subject to Landlord’s consent as provided in this Lease.

18. Assignment or Subleasing: Tenant shall not by operation of law or otherwise, assign, mortgage or encumber this Lease, or sublet or permit the Leased Premises or any part thereof to be used by others, without Landlord’s prior express written consent in each instance, except in the normal course of the Tenant’s business (which consent shall not be unreasonably withheld). In any case where Landlord shall consent to such assignment or subletting, Tenant named herein shall remain fully liable for the obligations of Tenant hereunder, including without limitation, the obligation to pay the rent and other amounts provided under this Lease. For purposes of this Lease, the sale of stock of a corporate Tenant, interest in an LLC or similar entity, or the change of a general partner of a partnership Tenant shall constitute an assignment of this Lease, if applicable.

19. Subordination and Quiet Enjoyment: This Lease shall be subject and subordinate to any and all mortgages and other instruments in the nature of a mortgage, that is now or at any time hereafter a lien or liens on the property of which the Leased Premises are a part and Tenant shall, within ten (10) days after Tenant is requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages or other such instruments in the nature of a mortgage. Provided Tenant performs all of Tenant’s obligations under this Lease, Tenant shall be entitled to the quiet enjoyment of the Leased Premises; provided Tenant covenants that Tenant holds the Leased Premises subject to all easements, covenants and other matters of record, and agrees to abide by same to the extent the same affect the Leased Premises. Tenant agrees to sign within ten (10) days after they are requested, such estoppel certificates as are requested by Landlord or Landlord’s lender.

20. Landlord’s Access: Landlord or agents of Landlord may, at all reasonable times during the term of this Lease, enter the Leased Premises: (i) to examine the Leased Premises and, if Landlord shall so elect, to make any repairs or additions Landlord may deem necessary and, at Tenant’s expense, to remove any alterations, additions, signs, drapes, curtains, shades, awnings, aerials or flagpoles or the like not consented to in writing; (ii) to show the Leased Premises to prospective purchasers and mortgagees; and (iii) to show the Leased Premises to prospective tenants during the six (6) months preceding the expiration of this Lease. Landlord reserves the right at any time within six (6) months before the expiration of this Lease to affix to any suitable part of the Leased Premises a notice for leasing the Leased Premises and to keep the signage affixed without hindrance or molestation. Landlord also reserves the right at any time to affix to any suitable part of the Leased Premises a notice for selling the Leased Premises or property of which the Leased Premises are a part and to keep the signage affixed without hindrance or molestation. Notwithstanding the foregoing, the Landlord shall have the right to immediately enter the Leased Premises in the event of an emergency to make necessary repairs.

21. Indemnification and Liability: Tenant will defend and, except to the extent caused solely by the negligence or willful conduct of Landlord, will indemnify Landlord and its employees, agents and management company, and save them harmless from any and all injury, loss, claim, damage, liability and expense (including reasonable attorney’s fees) in connection with the loss of life, personal injury or damage to property or business, arising from, related to or in connection with the occupancy or use by Tenant of the Leased Premises or any part of Landlord’s property or the building, or occasioned wholly or in part by any act or omission of Tenant, Tenant’s contractors, subcontractors, subtenants, licensees or concessionaires, or Tenant or Tenant’s respective agents, servants or employees while on or about the Leased Premises. Tenant shall also pay Landlord’s expenses, including reasonable attorney’s fees, incurred by Landlord in successfully enforcing any obligation, covenant or agreement of this Lease or resulting from Tenant’s breach of any provisions of this Lease (including without limitation any attorney’s fees incurred to monitor or intervene in any bankruptcy proceeding involving Tenant), or any document, settlement or other agreements related to this Lease. The provisions of this Article shall survive the termination or earlier expiration of the term of this Lease. Without limitation of any other provision herein, neither Landlord, its employees, agents or management company shall be liable for, and Tenant hereby releases them from all claims for, any injuries to any person or damages to property or business sustained by Tenant or any person claiming through Tenant due to the building or any part thereof (including the premises), or any appurtenances thereof, being in need of repair or due to the happening of any accident in or about the building or the Leased Premises or due to any act or negligence of Tenant or of any employee, business invitee or visitor of Tenant. Without limitation, this provision shall apply to injuries and damage caused by nature, rain, snow, ice, wind, frost, water, steam, gas or odors in any form or by the bursting or leaking of windows, doors, walls, ceilings, floors, pipes, gutters, or other fixtures, and to damage caused to fixtures, furniture, equipment and the like situated at the Leased Premises, whether owned by Tenant or others.

22. Fire Casualty and Eminent Domain: Should a substantial portion of the Leased Premises or of the property of which they are a part, be damaged by fire or other casualty, or be taken by eminent domain, Landlord may elect to terminate this Lease. When such fire, casualty or taking renders the Leased Premises unfit for use and occupation and Landlord does not so elect to terminate this Lease, a just and proportionate abatement of rent shall be made until the Leased Premises, or in the case of a partial taking what may remain thereof, shall have been put in proper condition for use and occupation. Landlord reserves and excepts all rights to damages to the Leased Premises and building and the leasehold hereby created, accrued or subsequently accruing by reason of anything lawfully done in pursuance of any public, or other authority; and by way of confirmation, Tenant grants to Landlord and Tenant’s rights to such damages and covenants to execute and deliver such further instruments of assignment thereof as Landlord may, from time to time, request. Landlord shall give Tenant notice of his decision to terminate this Lease or restore the Premises within ninety (90) days after any occurrence giving rise to Landlord’s right to so terminate or restore. Notwithstanding anything to the contrary contained herein, Landlord’s obligation to put the Leased Premises or the building in proper condition for use and occupancy shall be limited to the amount of the proceeds received from any insurance policy or policies or of damages which accrue by reason of any taking by a public or other authority, which are available to Landlord for such use after expenses to collect the proceeds.

23. Tenant’s Default: In the event that: (a) Tenant shall default in the payment of any installment of rent or other sum herein specified when due which default is not corrected within seven (7) days after written notice thereof; or (b) Tenant shall default in the observance or performance of any other of the Tenant’s covenants, agreements or obligations hereunder and such default shall not be corrected within ten (10) days after written notice thereof; or (c) the leasehold hereby created shall be taken on execution, or by other process of law; or (d) any assignment shall be made of Tenant’s property for the benefit of creditors, or a receiver, guardian, conservator trustee in bankruptcy or similar officer shall be appointed by a court of competent jurisdiction to take charge of all or any part of Tenant’s property, or a petition is filed by Tenant under any bankruptcy, insolvency or other debtor relief law, then and in any of said cases (notwithstanding any license of any former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord shall be entitled to all remedies available to Landlord at law and equity including without limitation the remedy of forcible entry and detainer, and Landlord lawfully may, immediately or at any time thereafter, and without demand or notice, mail a notice of termination to Tenant, or if permitted by law, enter into and upon the Leased Premises or any part thereof in the name of the whole and repossess the same as of its former estate and expel Tenant and those claiming through or under it and remove it or their effects without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant, and upon such mailing or entry as aforesaid, this Lease shall terminate and Tenant covenants and agrees, notwithstanding any entry or re-entry by Landlord whether by summary proceedings, termination or otherwise, that Tenant shall, as of the date of such termination, immediately be liable for and pay to Landlord the entire unpaid rental and all other balances due under this Lease for the remainder of the term. In addition, Tenant agrees to pay to Landlord as damages for any above described breach, all costs of reletting the Leased Premises including without limitation real estate commissions and costs of renovating the Premises to suit any new tenant.

24. Notice: Any notice from Landlord to Tenant relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if left at the Leased Premises addressed to the Tenant or upon mailing to the Leased Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant or served in hand or served by e-mail if acknowledged by the Tenant. Any notice from Tenant to Landlord relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if mailed to Landlord by registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord at Landlord’s address or at such other address as Landlord may, from time to time, advise in writing or in hand or served by e-mail, if acknowledged by the Landlord.

25. Surrender: Tenant shall, at the expiration or other termination of this Lease, peaceably yield up the Leased Premises and all additions, alterations and improvements thereto in good order, repair and condition, damage by fire, unavoidable casualty, and reasonable wear and tear only excepted, first moving all goods and effects not attached to the Leased Premises, repairing all damage caused by such removal, and leaving the Leased Premises neat, clean and in a tenantable condition. If Landlord in writing permits Tenant to leave any such goods and chattels at the Leased Premises, and Tenant does so, Tenant shall have no further claims and rights in such goods and chattels as against Landlord or those claiming by, through or under Landlord.

26. Hazardous Materials: Tenant covenants and agrees that, with respect to any hazardous, toxic or special wastes, materials or substances including asbestos, waste oil and petroleum (the “Hazardous Materials”) which Tenant, Tenant’s agents or employees may use, handle, store or generate in the conduct of Tenant’s business at the Leased Premises, Tenant will: (i) comply with all applicable laws, ordinances, and regulations which relate to the treatment, storage, transportation and handling of the Hazardous Materials; (ii) that Tenant will in no event permit or cause any disposal of Hazardous Materials in, on or about the Leased Premises and in particular will not deposit any Hazardous Materials in, on or about the floor or in any drainage system or in the trash containers which are customarily used for the disposal of solid waste; (iii) that Tenant will with advance notice and at all reasonable times permit Landlord or its agents or employees to enter the Leased Premises to inspect the same for compliance with the terms of this paragraph and will further provide upon five (5) days’ notice from Landlord copies of all records which Tenant may be obligated by Federal, State and/or local law to obtain and keep; (iv) that upon termination of this Lease, Tenant will, at Tenant’s expense, remove all Hazardous Materials which came to exist on, in or under the Leased Premises during the term of this Lease or any extensions thereof, from the Leased Premises and comply with applicable local, State and Federal laws as the same may be amended from time to time; and (v) Tenant further agrees to deliver the Leased Premises to Landlord at the termination of this Lease free of all Hazardous Materials which came to exist on, in or under the Leased Premises during the term of this Lease or any extensions thereof. In the event the Tenant fails to do so, Tenant shall be responsible to promptly pay for the attorney fees and costs to have the Tenant remove and properly dispose of all hazardous waste in the Leased Premises. The terms used in this paragraph shall include, without limitation, all substances, materials, etc. designated by such terms under any laws, ordinances or regulations, whether Federal, State or local.

27. Limitation of Liability: Tenant agrees to look solely to Landlord’s interest in the building for recovery of any judgment from Landlord or any of Landlord’s partners, managers, members or owners, it being agreed that Landlord and any other such party is not personally liable for any such judgment. The provision contained in the foregoing sentence shall not limit any right that Tenant might otherwise have to obtain an injunctive relief against Landlord or Landlord’s successors in interest, or any other action not involving the personal liability of Landlord and any other such party. Under no circumstances shall Landlord ever be liable for the lost profits, indirect or consequential damages.

28. Landlord Default: Landlord shall in no event be in default in the performance of any of Tenant’s obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days or such additional time as is reasonably required to correct any such default after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation, Further, if the holder of the mortgage on the building of which the Leased Premises are a part notifies Tenant that such holder has taken over Landlord’s rights under this Lease, Tenant shall not assert any right to deduct the cost of repairs or any monetary claim against lender or holder from rent thereafter due and accruing, but shall look solely to Landlord for satisfaction of such claim.

29. Waiver of Rights: No consent or waiver, express or implied, by either party to or of any breach of any covenant, condition or duty of the other, shall be construed as a consent or waiver to or of any other breach of the same or other covenant, condition or duty.

3o. Rules and Regulations: During the term of this Lease, the Landlord shall have the right to adopt reasonable rules and regulations upon giving the Tenant sixty (6o) days’ written notice thereof with service being given in accordance with Section 24 of this Lease.

31. Successors and Assigns: The covenants and agreements of Landlord and Tenant shall run with the land and be binding upon and inure to the benefit of them and their respective heirs, executors, administrators, successors and assigns, but no covenant or agreement of Landlord express or implied shall be binding upon any person except for defaults occurring during such person’s period of ownership nor binding individually upon any fiduciary, any shareholder or any beneficiary under any trust.

32. Holdover: If Tenant fails to vacate the Leased Premises at the termination of this Lease, then the terms of this Lease shall be applicable during said holdover period, except for base rent, which shall be increased to two (2) times the then-current base rent for the period just preceding such termination; but this provision shall not be interpreted as consent or permission by Landlord for Tenant to holdover at the termination of this Lease and the terms of this holdover provision shall not preclude Landlord from recovering any other damages which he incurs as a result of Tenant’s failure to vacate the Leased Premises at the termination of this Lease.

33. Juiy Trial Waiver: NOTWITHSTANDING ANYTHING IN THIS LEASE TO THE CONTRARY, TENANT AND LANDLORD, FOR THEMSELVES AND THEIR SUCCESSORS AND ASSIGNS, HEREBY KNOWINGLY, WILLINGLY AND VOLUNTARILY WAIVE ANY AND ALL RIGHTS TENANT AND/OR LANDLORD MAY HAVE TO A TRIAL BY JURY N ANY FORCIBLE ENTRY AND DETAINER (“FED”) ACTION OR PROCEEDING BROUGHT BY LANDLORD OR LANDLORD’S SUCCESSORS AND/OR ASSIGNS BASED UPON OR RELATED TO THE PROVISIONS OF THIS LEASE. LANDLORD AND TENANT HEREBY AGREE THAT ANY SUCH FED ACTION OR PROCEEDING SHALL BE HEARD BEFORE A SINGLE JUDGE OF THE APPROPRIATE MAINE DISTRICT COURT OR A SINGLE JUDGE OF THE APPROPRIATE MAINE SUPERIOR COURT HAVING JURISDICTION.

34. Triple Net Lease: The Tenant understands and agrees that this is a triple net Lease and Tenant is responsible for all expenses relating to the Demised Premises, except as otherwise provided for in the Lease, as well as its prorate share of all other expenses relating to the building and property of which the Demised Premises are a part of.

35. Permits and Approvals: Securing permits and approvals shall be the Tenant’s responsibility; the associated engineering costs shall be split between Tenant and Landlord 50/50.

36. Miscellaneous: The current heating unit is believed to be sufficient to heat the Premises. If it is determined otherwise, the Landlord shall install additional heating as needed.

If Tenant is more than one person or party, Tenant’s obligations shall be joint and several. Unless repugnant to the context, “Landlord” and “Tenant” mean the person or persons, nature or corporate, named above as Landlord and Tenant respectively, and their respective heirs, executors, personal representatives, administrators, successors and assigns. Landlord and Tenant agree that this Lease shall not be recordable but each party hereto agrees, on request of the other, to execute a Memorandum of Lease in recordable form and mutually satisfactory to the parties. If any provision of this Lease or its application to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease and the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. The submission of this Lease or a summary of some or all of its provisions for examination by Tenant does not constitute a reservation of or option for the premises or an offer to lease said premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith, except for Randolph W. Spain, Jr. and any other person he may designate in writing. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and no prior agreements or understandings, written or oral, shall be effective for any purpose. No provision of this Lease may be modified or altered except by agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof. Time is of the essence of this agreement. This Lease shall be governed exclusively by the provisions hereof and by the laws of the State of Maine. The headings herein contained are for convenience only, and shall not be considered a part of this Lease.

37. Completeness, Severability and Modifications: This Lease contains the total understanding and agreement between the Landlord and Tenant and may only be modified by a writing signed by both the Landlord and Tenant. If any provision of this Lease is declared null and void, it shall have no impact upon the balance of this Lease, which shall remain in full force and effect as herein before provided.

IN WITNESS WHEREOF, the Landlord and Tenant have set their hands on the day, month, and year first above written

WITNESS:

Spain Enterprises, LLC - Landlord

By:
Randolph W. Spain, Jr.
Its Manager
Duly authorized

GrowGeneration Rhode Island Corp - Tenant

By:
Its: CEO
Duly authorized

Exhibit B

Improvements and Alterations:

Landlord shall complete the following prior to Rent Commencement Landlord’s sole cost and expense:

– Install one ADA bathroom

– Pour concrete to level floor. Floor to be polished and dust free at time of completion

– Insulate, sheetrock and prime exterior studded wall

– Install lighting to code

– Install double swing glass door at customer entrance to replace existing door

– Repair rubber at bottom of overhead door to provide an air tight seal

Tenant shall complete the following work at Tenant’s sole cost and expense:

– Install sales counter

– Install two (2) mini split HVAC units

–Install concrete pad in the parking lot for CO2 tank. The exact location and dimensions to be determined and mutually agreed upon by both Landlord and Tenant

– Any additional work required

GUARANTY

GrowGeneration Corp.. hereby jointly and severally guaranties that the Tenant, GrowGeneration Rhode Island Corp., will faithfully perform all of the terms, obligations and conditions of this Lease. In the event GrowGeneration Rhode Island Corp. fails to perform any terms, obligations and conditions of this Lease, GrowGeneration Corp jointly and severally agree to immediately cure the violation and will further perform all of the GrowGeneration Rhode Island Corp.'s obligations under this Lease.

In the event GrowGeneration Rhode Island Corp. defaults and the Landlord is required to give notice under this Lease, said notice will be deemed given to GrowGeneration Corp if the notice is given to GrowGeneration Rhode Island Corp. in accordance with Section 24 of this Lease.

GrowGeneration Corp.	- Guarantor

By:
CEO
Its President
Duly authorized

EXHIBIT A

510 Wilson St.

Brewer, Maine

GrowGeneration